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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐ Soliciting Material Pursuant to §240.14a-12
TETRA TECH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3475 East Foothill Boulevard
Pasadena, California 91107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 25, 2003

TO OUR STOCKHOLDERS:

        We will hold our 2003 annual meeting of the stockholders of Tetra Tech, Inc., a Delaware corporation, on Tuesday, February 25, 2003 at 10:00 a.m. at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California 91101. As further described in the accompanying proxy statement, at this meeting we will:

  (1)
  Elect seven directors to our board of directors to serve for a term of one year and until their successors are duly elected and qualified;

  (2)
  Consider and act upon a proposal to approve the proposed Tetra Tech, Inc. 2003 Outside Director Stock Option Plan;

  (3)
  Ratify the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2003; and

  (4)
  Transact such other business as may properly come before the meeting or any meetings held upon adjournment of the meeting.

        Our board of directors has fixed the close of business on December 27, 2002 as the record date for the determination of stockholders entitled to vote at the meeting or any meetings held upon adjournment of the meeting. Only record holders of our common stock at the close of business on that day will be entitled to vote. A copy of our 2002 annual report to stockholders is enclosed with this notice, but is not part of the proxy soliciting material.

        We invite you to attend and to vote in person. If you cannot attend, to assure that you are represented at the meeting, please sign and return the enclosed proxy card as promptly as possible in the enclosed postage prepaid envelope. If you attend the meeting, you may vote in person, even if you previously returned a signed proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Richard A. Lemmon Executive Vice President, Administration and Secretary
Pasadena, California January 20, 2003

3475 East Foothill Boulevard
Pasadena, California 91107

PROXY STATEMENT

GENERAL INFORMATION

        We are sending you this proxy statement on or about January 20, 2003 in connection with the solicitation of proxies by our board of directors. The proxies are for use at our 2003 annual meeting of stockholders, which we will hold at 10:00 a.m. on Tuesday, February 25, 2003, at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California 91101. The proxies will remain valid for use at any meetings held upon adjournment of that meeting. The record date for the meeting is the close of business on December 27, 2002. All holders of record of our common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. Our principal executive offices are located at 3475 East Foothill Boulevard, Pasadena, California, 91107, and our telephone number is (626) 351-4664.

        A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with our secretary an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

        Unless you instruct otherwise, your proxy, if not revoked, will be voted at the meeting:

  •
  Proposal No. 1—for our board's slate of nominees;

  •
  Proposal No. 2—to approve the proposed Tetra Tech, Inc. 2003 Outside Director Stock Option Plan;

  •
  Proposal No. 3—to ratify the appointment of Deloitte & Touche LLP as our independent auditors; and

  •
  As recommended by our board with regard to all other matters, in its discretion.

        Our only voting securities are the outstanding shares of our common stock. At the record date, we had 53,319,936 shares of common stock outstanding and approximately 2,765 stockholders of record. For each share of common stock you hold on the record date, you are entitled to one vote on all matters that we will consider at this meeting. You are not entitled to cumulate your votes. If the stockholders of record present in person or represented by their proxies at the meeting hold at least a majority of our outstanding shares of common stock, a quorum will exist for the transaction of business at the meeting. If such stockholders hold less than a majority, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Stockholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

        Brokers holding shares of record for their customers generally are not entitled to vote on some matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise us that it lacks voting authority. The votes that the brokers would have cast if their customers had given them specific instructions are commonly called "broker non-votes." Broker non-votes are not counted as votes cast. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        The voting requirements for the proposals we will consider at the meeting are:

  •
  Proposal No. 1. The seven nominees who receive the highest number of affirmative votes will be elected. Votes against a candidate and votes withheld from voting for a candidate will have no effect on the election.

  •
  Proposal Nos. 2 and 3. These proposals require the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on these matters and, therefore, broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

        We will pay for the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy to our stockholders, as well as the cost of soliciting proxies relating to the meeting. We have retained the services of Georgeson Shareholder Communications Inc. to assist in obtaining proxies from brokers and nominees of stockholders for the meeting. The estimated cost of such services is $7,500 plus out-of-pocket expenses. In addition, we may request banks and brokers to solicit their customers who beneficially own our common stock listed of record in the names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies, by telephone, facsimile, e-mail and personal solicitations. We will pay no additional compensation to our officers, directors and employees for these activities.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the meeting, you will elect seven directors to serve for a term of office of the coming year or until their respective successors are elected and qualified. Our board intends to nominate Li-San Hwang, James M. Jaska, J. Christopher Lewis, Patrick C. Haden, James J. Shelton, Daniel A. Whalen and Hugh M. Grant for election as directors. As of January 20, 2003, each nominee is a member of our board. Each nominee has consented to being named in this proxy statement as a nominee for election as a director and has agreed to serve as a director if elected.

        The persons named as proxies in the accompanying form of proxy have advised us that they intend to vote the shares covered by the proxies for the election of the nominees named above. If any one or more of such nominees are unable to serve, or for good cause will not serve, the persons named as proxies may vote for the election of such substitute nominees that our board may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter. The persons named as proxies in the accompanying form of proxy may not vote for a greater number of persons than the number of nominees named above.

        No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees have any family relationship among themselves or with any of our executive officers.

Information Concerning Nominees

Name	Age	Position
Li-San Hwang	67	Chairman of the Board and Chief Executive Officer
James M. Jaska	51	President and Director
J. Christopher Lewis	46	Director
Patrick C. Haden	49	Director
James J. Shelton	86	Director
Daniel A. Whalen	55	Director
Hugh M. Grant	66	Director

        Dr. Hwang joined our predecessor in 1967 and has held his present positions since our acquisition of the Water Management Group of Tetra Tech, Inc., a subsidiary of Honeywell Inc., in March 1988. Dr. Hwang was named the Director of Engineering in 1972 and a Vice President in 1974. Prior to the acquisition, Dr. Hwang was Senior Vice President of Operations. He has served as an advisor to numerous government and professional society committees and has published extensively in the field of hydrodynamics. Dr. Hwang is a graduate of the National Taiwan University, Michigan State University and the California Institute of Technology, holding B.S., M.S. and Ph.D. degrees, respectively, in Civil Engineering, specializing in water resources.

        Mr. Jaska joined us in 1994 as our Vice President, Chief Financial Officer and Treasurer. He was named President in November 2001. On January 20, 2003, he joined our board and resigned the offices of Chief Financial Officer and Treasurer. From 1991 to 1994, Mr. Jaska held several operations and management positions at Alliant Techsystems, Inc., in addition to leading the environmental business venture and having operational responsibility for large government defense plants. From 1981 to 1990, he held various finance and business management positions at Honeywell Inc. From 1977 to 1981, Mr. Jaska managed regulatory affairs dealing with the production of specialty chemicals at Ecolab, Inc.

Mr. Jaska also served as an advisor to numerous governmental and professional committees. Mr. Jaska holds B.S. and M.S. degrees from Western Illinois University and completed an executive management program through Harvard University.

        Mr. Lewis has been a member of our board since February 1988. Mr. Lewis has been a general partner of Riordan, Lewis & Haden, a Los Angeles-based partnership that invests equity in high-growth middle market companies, since 1982. Mr. Lewis also serves as a director of SM&A, a provider of management consulting, proposal management and program support services; California Beach Restaurants, Inc., an owner and operator of restaurants; and several privately-held companies.

        Mr. Haden has been a member of our board since December 1992. Mr. Haden is a general partner of Riordan, Lewis & Haden, which he joined in 1987. Mr. Haden also serves as a director of IndyMac Bancorp, Inc., the holding company for IndyMac Bank, and as a director of IndyMac Bank. IndyMac Bank is a technology-based mortgage banker. In addition, Mr. Haden serves as a director of TCW Convertible Securities Fund, Inc., a diversified, closed-end management investment company, and TCW Galileo Mutual Funds, a registered investment company. Further, Mr. Haden serves as a director of several privately-held companies.

        Mr. Shelton has been a member of our board since March 1995. Since 1985, Mr. Shelton has been a self-employed investor and venture capitalist. He is the former (retired) President of the Baker Drilling Equipment Co., and formerly served as the Executive Vice President of Corporate Development and a director of Baker Hughes Incorporated (formerly Baker International Corp.). During his tenure at Baker International Corp., Mr. Shelton oversaw the acquisition of several companies and served as a director of these companies following their acquisition. In addition, he has served as a director of several public companies, and as a trustee of the American Funds, a large mutual fund family.

        Mr. Whalen has been a member of our board since July 1997. He is a former President of Whalen & Company, Inc., one of our subsidiaries, and a former executive officer. Mr. Whalen joined our board upon our acquisition of Whalen & Company, Inc. in June 1997. Prior to founding Whalen & Company, Inc., in 1987, Mr. Whalen co-founded and served as an executive officer of First Cellular Group, Inc., The Microwave Group, Inc., Network Building & Consulting, Inc. and Cellular Development Company. Earlier, he was Vice President-Operations of American Tele-Services, Inc. and Director of Operations of NYNEX Mobile Services.

        Mr. Grant joined our board on January 20, 2003. He has been a business consultant since 1996. Prior to 1996, Mr. Grant spent approximately 38 years with Ernst & Young LLP (Arthur Young & Company before its 1989 merger with Ernst & Whinney) where, among other things, he was Vice-Chairman and Regional Managing Partner—Western United States. Mr. Grant serves as a director and Chairman of the Audit Committee of IndyMac Bancorp, Inc., and as a director of IndyMac Bank. He also serves as a director and as Chairman of the Audit Committee of Inglewood Park Cemetery.

Board Committees and Meetings

        Our board of directors met four times, in person or by telephone, during fiscal 2002 and also acted by unanimous written consent. Each of our directors attended or participated in 75% or more of the total number of meetings of the board and meetings of the committees of the board on which he served (during the period within which he was a director or member of such committee) during fiscal 2002.

        We have three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

        Our Audit Committee is responsible for reviewing the financial information that will be provided to stockholders and others, the systems of internal controls that management and the board have established, the performance and selection of independent auditors, and our audit and financial reporting processes. Our Audit Committee operates under a written charter that was amended and restated in December 2002. A copy of the Audit Committee Charter is attached hereto as Appendix A. In fiscal 2002, our Audit Committee consisted of Messrs. Lewis, Haden and Shelton. Each member of our Audit Committee is an "independent director" as defined in the Marketplace Rules of the National Association of Securities Dealers, Inc. The Committee met eight times, in person or by telephone, during fiscal 2002.

        Our Compensation Committee reviews the performance of our chief executive officer and other executives, and makes recommendations and decisions regarding their compensation. The Committee's goal is to ensure that the compensation system for our executives is aligned with the long-term interest of our stockholders. The Compensation Committee also administers our stock plans. In fiscal 2002, our Compensation Committee consisted of Messrs. Lewis and Haden, each of whom is an "independent director" as defined in the Marketplace Rules of the National Association of Securities Dealer, Inc. The Committee held one meeting during fiscal 2002.

        Our Nominating and Corporate Governance Committee is responsible for recommending to the full board candidates for election to the Board of Directors, making recommendations to the board regarding the membership of the committees of the board, and reviewing and making recommendations to the board regarding our governance processes and procedures. Our Nominating and Corporate Governance Committee will consider nominees for election as director recommended by stockholders. Any stockholders wishing to recommend a nominee should submit the candidate's name and qualifications in writing at the following address: 3475 East Foothill Boulevard, Pasadena, California 91107, Attention: Corporate Secretary. In fiscal 2002, our Nominating and Corporate Governance Committee consisted of Messrs. Lewis and Haden, each of whom is an "independent director" as defined in the Marketplace Rules of the National Association of Securities Dealers, Inc. The Committee held one meeting during fiscal 2002.

Director Compensation

        During fiscal 2002, each director who was not an employee received (i) an annual retainer fee of $20,000 (or $10,000 in the case of Mr. Whalen who became a non-employee director in July 2002), (ii) a fee of $2,000 per board meeting attended; and (iii) a fee of $1,000 per committee meeting attended.

        In addition, under our 1992 Stock Option Plan for Nonemployee Directors, Messrs. Lewis, Haden and Shelton each received an option to purchase 5,960 shares of our common stock following our 2002 annual meeting of stockholders. The exercise price of each option was $18.10 per share, the fair market value on the date of grant. Each option vests and becomes exercisable in full on February 25, 2003, the date of our 2003 annual meeting. The 1992 Stock Option Plan for Nonemployee Directors terminated in December 2002 and no further options may be granted thereunder.

        In November 2002, the board increased the annual retainer fee payable to each non-employee director to $35,000, commencing on February 25, 2003, the date of our 2003 annual meeting. In addition, in December 2002, the board adopted the 2003 Outside Director Stock Option Plan, as described in Proposal 2. Under that plan, assuming stockholder approval of Proposal 2, Mr. Grant will receive an appointment grant of an option to purchase 2,500 shares of our common stock, effective on February 1, 2003. Further, each outside director (Messrs. Lewis, Haden, Shelton, Whalen and Grant) will receive an annual grant of an option to purchase 8,000 shares of our common stock on March 1, 2003. Each option granted under this plan will become fully exercisable on the first anniversary of the date of grant if the director has not ceased to be a director prior to such anniversary date, and each option will have an exercise price equal to the fair market value of our common stock on the date of grant.

        Directors who are also employees are eligible to receive options under our 2002 Stock Option Plan and to participate in our Employee Stock Purchase Plan, 401(k) retirement plan and bonus program.

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee was at any time during fiscal year 2002 or at any other time one of our officers or employees.

        None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board.

Recommendation

        Our Board believes that the election of each of the nominees is in our best interests and the best interests of our stockholders and unanimously recommends a vote "FOR" the election of each of the nominees. Your proxies will be voted for the slate of nominees unless you specifically indicate otherwise.

OWNERSHIP OF SECURITIES

        The following table sets forth information regarding the ownership of our common stock as of December 13, 2002 by:

  •
  all those persons known by us to own beneficially more than 5% of our common stock;

  •
  each of our directors and nominees;

  •
  each of the executive officers named in the "Summary Compensation Table" included in the "Executive Compensation" section of this proxy statement; and

  •
  all of our directors and executive officers as a group.

        Except as otherwise noted, we know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of us.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percentage Owned(2)
T. Rowe Price Associates, Inc. (3) 100 East Pratt Street Baltimore, Maryland 21202	3,364,419	6.3%
The Northwestern Mutual Life Insurance Company (4) 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202	2,877,049	5.4%
Li-San Hwang (5)	1,792,336	3.4%
James M. Jaska (6)	112,521	*
J. Christopher Lewis (7)	68,978	*
Patrick C. Haden (8)	13,460	*
James J. Shelton (9)	19,730	*
Daniel A. Whalen (10)	374,992	*
Hugh M. Grant	—	—
Richard A. Lemmon (11)	47,714	*
Michael C. Bush (12)	30,364	*
James T. Haney (13)	10,917	*
All directors and executive officers as a group (17 persons) (14)	2,673,207	5.0%

*
Less than 1%

(1)
This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G (if any) filed with the Securities and Exchange Commission. Unless otherwise indicated, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The number of shares beneficially owned by each person or group as of December 13, 2002 includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 13, 2002, including, but not limited to, upon the exercise of options.

(2)
For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 53,319,936 shares of common stock outstanding on December 13, 2002 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of December 13, 2002, including, but not limited to, upon the exercise of options.

(3)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G/A, dated as of February 14, 2002, filed by T. Rowe Price Associates, Inc.

(4)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G/A, dated as of February 1, 2002, filed by The Northwestern Mutual Life Insurance Company.

(5)
Includes 141,178 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002. Also includes 77,111 shares held by Li-San Hwang and Anne H. Hwang, as Trustees for the Li-San Hwang and Anne H. Hwang Community Property Trust.

(6)
Includes 111,082 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002.

(7)
Includes 43,260 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002.

(8)
Consists of 13,460 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002.

(9)
Includes 10,960 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002. Also includes 8,770 shares held by James J. Shelton, Sarah Belle Shelton and James J. Shelton, Jr., Trustees of the James J. Shelton and Sarah Belle Shelton Family Trust dated August 19, 1987.

(10)
All shares are held by Daniel A. Whalen and Katharine C. Whalen, as Trustees for the Whalen Family Trust U/A/D 4/30/92.

(11)
Includes 45,464 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002.

(12)
Includes 29,121 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002.

(13)
Includes 10,625 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002.

(14)
Includes 455,756 shares issuable with respect to stock options exercisable on or within 60 days of December 13, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act requires "insiders," including our executive officers, directors and beneficial owners of more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from reporting persons that no Form 5's were required for those persons, we believe that our insiders complied with all applicable Section 16(a) filing requirements during fiscal 2002.

Equity Compensation Plan Information

        The following table provides information as of September 29, 2002 with respect to the shares of our common stock that may be issued under our existing equity compensation plans. All of our existing plans have been approved by our stockholders. The table does not include information about the proposed 2003 Outside Director Stock Option Plan.

	A		B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	4,827,459	(2)	$14.13	3,551,467	(3)

(1)
Consists of the 1992 Incentive Stock Plan, the 1992 Stock Option Plan for Nonemployee Directors, the 2002 Stock Option Plan and the Employee Stock Purchase Plan. No further options may be granted under the 1992 Incentive Stock Plan and the 1992 Stock Option Plan for Nonemployee Directors.

(2)
Excludes purchase rights accruing under our Employee Stock Purchase Plan for the purchase right period that commenced on June 1, 2002 and ends on May 31, 2003. Our Employee Stock Purchase Plan is described under "Executive Compensation."

(3)
Includes shares available for future issuance under the Employee Stock Purchase Plan. As of September 29, 2002, an aggregate of 3,076,449 shares and 475,018 shares of common stock were available for issuance, respectively, under the 2002 Stock Option Plan and the Employee Stock Purchase Plan.

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS

Name	Age	Position
Li-San Hwang	67	Chairman of the Board and Chief Executive Officer
James M. Jaska	51	President
Richard A. Lemmon	43	Executive Vice President, Administration and Secretary
David W. King	46	Executive Vice President, Chief Financial Officer and Treasurer
James T. Haney	57	Executive Vice President
Dan L. Batrack	44	Senior Vice President
Mark A. Walsh	42	Senior Vice President
Charles R. Faust	56	Vice President
Arkan Say	67	Vice President
Craig L. Christensen	49	Vice President and Controller
Janis B. Salin	49	Vice President and General Counsel

        Our executive officers are elected by and serve at the discretion of our board of directors. No arrangement or understanding exists between any executive officer and any other person or persons pursuant to which he or she was selected as an executive officer. None of our executive officers has any family relationship with any of our directors or other executive officers.

        Set forth below is a brief description of the business experience of all executive officers other than Li-San Hwang and James M. Jaska. For information concerning Dr. Hwang and Mr. Jaska, who are also nominees for director, see "Proposal No. 1—Election of Directors—Information Concerning Nominees."

        Mr. Lemmon joined our predecessor (the Water Management Group of Tetra Tech, Inc., a subsidiary of Honeywell Inc.) in 1981 in a technical capacity. In 1985, he joined our predecessor's corporate staff in a management position. In 1988, at the time of our predecessor's divestiture from Honeywell Inc., Mr. Lemmon structured and managed many of our corporate functions. In 1990, he was promoted to Director of Administration and, in 1994, was named Corporate Secretary. Mr. Lemmon was elected a Vice President in November 1995 and was named Executive Vice President in December 2000. Mr. Lemmon holds a B.A. degree in Business Administration.

        Mr. King joined us in November 2002 as Executive Vice President of Finance. He was named Chief Financial Officer and Treasurer on January 20, 2003. Previously, Mr. King served as the Vice President of Finance and Operations at Walt Disney Imagineering in Los Angeles. From 1996 to 1999, he was the Vice President and Chief Financial Officer of the Asia Pacific region for Bechtel Group, Inc., based in Hong Kong. Prior to his position at Bechtel, Mr. King had a decade of professional experience with Price Waterhouse in Seattle, Los Angeles and Hong Kong, specializing in international transactions. Mr. King holds a B.A. degree in Business Administration from the University of Washington and is a Certified Public Accountant.

        Mr. Haney joined us in May 2001 through our acquisition of Maxim Technologies, Inc., and was named Executive Vice President in December 2001. Mr. Haney joined Maxim Engineers, Inc., the predecessor of Maxim Technologies, Inc., in 1992 as President and Chief Executive Officer. During his

tenure at Maxim Engineers, Inc., Mr. Haney was directly involved in the acquisition of the U.S. subsidiary of Huntingdon International Holdings, PLC, Huntingdon Engineering and Environmental, Inc. and the formation of Maxim Technologies, Inc. Prior to his positions at Maxim Technologies, Inc., among other companies, Mr. Haney held several engineering and management positions at Lockwood Greene Engineers, Inc. and served as Captain and Project Officer in the Biomedical Sciences Corps for the U.S. Air Force Weapons Laboratory. Mr. Haney holds B.S. and M.S. degrees in Chemical Engineering from Clemson University.

        Mr. Batrack joined our predecessor in 1980 and was named Senior Vice President in November 2002. Mr. Batrack has served us in numerous capacities over the last 22 years, including project scientist, project manager, office manager, operations manager and Vice President. Mr. Batrack currently manages our original engineering operating division. He has managed complex solutions for many small and Fortune 500 customers, both in the U.S and internationally. Mr. Batrack holds a B.A. in Business Administration from the University of Washington.

        Mr. Walsh joined us in 1995 through our acquisition of PRC Environmental Management Inc. and was named Senior Vice President in November 2002. Mr. Walsh joined PRC Environmental Management Inc. in 1987, and has served as information systems manager, office manager, Vice President and, most recently, President of that subsidiary. From 1985 to 1987, Mr. Walsh served as an environmental consultant to government agencies with Booz, Allen and Hamilton, Inc. Mr. Walsh has broad business development and contract management expertise with commercial clients and many government customers, including the Department of Defense, Environmental Protection Agency, Department of Energy, and numerous state and local agencies. He has published several articles for governmental research and professional associations. Mr. Walsh holds a B.S. in Environmental Resource Management and a Master's Degree in Public Administration from Pennsylvania State University.

        Dr. Faust, Vice President since 1988 and President of our GeoTrans, Inc. subsidiary, co-founded GeoTrans, Inc. in 1979. In addition to his management responsibilities, he is engaged in the quantitative assessment and investigation of highly technical groundwater problems. He has published 23 articles and has co-authored a book on groundwater modeling. Dr. Faust holds B.S. and Ph.D. degrees in Geology from Pennsylvania State University.

        Mr. Say joined Edward H. Richardson & Associates (a firm that was acquired by our predecessor in 1981 and became one of our divisions in 1991) in 1958. He was named to his present position in November 2002. Mr. Say has authored several publications on site development, engineering and storm drainage. He holds a B.S. in Civil Engineering from Robert College in Istanbul, Turkey and an M.S. in Civil Engineering from the University of Delaware.

        Mr. Christensen joined us in 1998 through the acquisition of our Tetra Tech NUS, Inc. subsidiary, and was named Vice President and Controller in November 2002. Previously, Mr. Christensen held positions at the NUS, Brown and Root Services, and Landmark Graphics subsidiaries of Halliburton Company where his responsibilities included contracts administration, finance and system development. Prior to his service at Halliburton, Mr. Christensen held positions at Burroughs Corporation and Apple Computer. Mr. Christensen holds B.A. and M.B.A. degrees from Brigham Young University.

        Ms. Salin joined us in February 2002 and was named Vice President and General Counsel in November 2002. For the prior 17 years, Ms. Salin was a Principal with the law firm of Riordan & McKinzie, and served as Managing Principal of that firm from 1990 to 1992. She served as our outside counsel from the time of our formation in 1988. Ms. Salin holds B.A. and J.D. degrees from the University of California at Los Angeles.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table sets forth the compensation paid or accrued by us for each of the last three fiscal years to the following persons:

  •
  our chief executive officer; and

  •
  our four most highly compensated executive officers other than our chief executive officer at September 29, 2002.

        Compensation is presented only for years in which each person was an executive officer.

SUMMARY COMPENSATION TABLE

	Compensation
	Annual Compensation
						Long Term Compensation Awards Options (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)			All Other Compensation ($)(2)
Li-San Hwang Chairman and Chief Executive Officer	2002 2001 2000	334,615 250,000 220,000	0 100,000 40,000	3,085 1,683 913	(3)	35,000 37,500 30,000	8,838 11,615 4,305
James M. Jaska President, Chief Financial Officer and Treasurer	2002 2001 2000	283,077 190,000 170,000	0 90,000 50,000	5,400 5,400 5,400	(4)	30,000 31,250 25,000	12,385 13,954 4,939
Richard A. Lemmon Executive Vice President, Administration and Secretary	2002 2001 2000	193,846 160,000 135,000	0 70,000 50,000	5,400 5,400 5,400	(5)	18,000 25,000 10,000	7,754 11,369 3,972
James T. Haney(6) Executive Vice President, Corporate Development	2002	268,373	0	5,435	(7)	37,500	10,435
Michael C. Bush(8) Executive Vice President, Communications	2002	230,907	0	92,304	(9)	18,000	2,559

(1)
Represents cash bonuses earned with respect to the indicated fiscal years.

(2)
Represents the matching contribution made on behalf of each named executive officer to our retirement plan.

(3)
Consists of benefits and premiums paid under the Executive Medical Reimbursement Plan.

(4)
Consists of automobile allowances.

(5)
Consists of automobile allowances.

(6)
Mr. Haney was named Executive Vice President in December 2001.

(7)
Consists of automobile allowances.

(8)
Mr. Bush was named Executive Vice President in December 2001 and resigned his position effective January 15, 2003.

(9)
Represents amount paid upon the achievement of a quarterly milestone in our communications business.

Stock Options

        The following table sets forth information concerning options granted to each of the named executive officers during fiscal 2002:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Value of Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share)(2)	Expiration Date
					5% ($)	10% ($)
Li-San Hwang	35,000	3.41	20.00	12/18/11	440,226	1,115,620
James M. Jaska	30,000	2.92	20.00	12/18/11	377,337	956,245
Richard A. Lemmon	18,000	1.75	20.00	12/18/11	226,402	573,747
James T. Haney	37,500	3.65	22.43	11/12/11	528,979	1,340,537
Michael C. Bush	18,000	1.75	20.00	12/18/11	226,402	573,747

(1)
All options are incentive stock options. Dr. Hwang and Messrs. Jaska, Lemmon and Bush received options granted under our 2002 Stock Option Plan. These options become exercisable as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date. Mr. Haney received an option granted under our 1992 Incentive Stock Plan. This option becomes exercisable over a four-year period at an annual rate of 25% beginning on the first anniversary of the grant date. All of the options will immediately become exercisable for all shares in the event we are acquired in a merger or asset sale, unless the options are assumed by the acquiring entity.

(2)
The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date or may be paid with the proceeds from a same-day sale of the purchased shares.

(3)
Potential realizable value is determined by multiplying the exercise or base price per share by the stated annual appreciation rate compounded annually for the term of the option (10 years), subtracting the exercise or base price per share from the product, and multiplying the remainder by the number of options granted. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of our common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

        The following table sets forth information concerning the aggregate number of options exercised by, and year-end option values for, each of the named executive officers during fiscal 2002:

OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

			Number of Unexercised Options at September 29, 2002	Value of Unexercised In-the-Money Options at September 29, 2002
Name	Number of Shares Acquired on Exercise	Value Realized($)(1)	Exercisable/ Unexercisable(#)	Exercisable/ Unexercisable($)(2)
Li-San Hwang	0	0	108,262/86,562	85,670/0
James M. Jaska	0	0	84,208/72,187	85,298/0
Richard A. Lemmon	0	0	28,871/45,343	2,595/0
James T. Haney	0	0	1,250/41,250	0/0
Michael C. Bush	9,268	109,868	14,629/42,843	170/0

(1)
Value realized upon exercise is determined by subtracting the exercise price from the closing price for our common stock on the date of exercise as reported by the Nasdaq National Market and multiplying the remainder by the number of shares of common stock exercised.

(2)
Year end value is determined by subtracting the exercise price from the fair market value of $8.26 per share (the closing price for our common stock as reported by the Nasdaq National Market on September 27, 2002) and multiplying the remainder by the number of underlying shares of common stock.

Employment Contracts, Termination of Employment and Change in Control Agreements

        As of the end of our 2002 fiscal year, none of our executive officers had employment or severance agreements, and their employment could be terminated at any time at the discretion of our board.

        In the event of a merger, share exchange or reorganization in which we do not survive, or we survive as a subsidiary of another corporation, each outstanding option under our 2002 Stock Option Plan and 1992 Incentive Stock Plan will be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, the option holder will fully vest in and have the right to exercise the option as to all shares purchasable thereunder, including shares that would not otherwise be vested or exercisable.

2002 Stock Option Plan

        The 2002 Stock Option Plan was adopted by our board on December 18, 2001 and approved by our stockholders at the 2002 annual meeting. The plan provides for the grant of incentive stock and nonqualified stock options to our key employees and officers, including directors who are also our key employees or officers. The maximum number of shares of common stock authorized for issuance under this plan is 4,000,000. As of December 13, 2002, 923,551 shares were subject to outstanding options granted under this plan and 3,076,449 shares were available for future option grants.

1992 Incentive Stock Plan

        The 1992 Incentive Stock Plan was adopted by our board on December 1, 1992 and subsequently approved by our stockholders. This plan terminated in December 2002 and no further options may be granted thereunder. As of December 13, 2002, 3,726,619 shares were subject to outstanding options granted under this plan.

Employee Stock Purchase Plan

        The Employee Stock Purchase Plan was adopted by our board on November 15, 1995 and subsequently approved by our stockholders. The plan provides for the granting of purchase rights to purchase our common stock to our regular full-time and regular part-time employees and officers, including directors who are also employees or officers. The maximum number of shares of common stock authorized for issuance under this plan is 1,373,290. As of December 13, 2002, 898,272 shares had been issued and 475,018 shares were available for issuance under this plan.

        Each purchase right lasts for a period of 52 weeks. Prior to the beginning of each purchase right period, our employees may elect to contribute fixed amounts to the plan during that purchase right period to purchase our common stock. The maximum contribution during a purchase right period is $4,000, and the minimum contribution per payroll period is $25. The exercise price of a purchase right is the lesser of (i) 100% of the fair market value of the shares (based upon the closing price on the Nasdaq National Market) on the first day of the purchase right period or (ii) 85% of the fair market value on the last day of such period. Employees' contributions to the plan are automatically used to purchase our common stock on the last day of the purchase right period unless an employee elects to withdraw from the plan or is terminated prior to that date. If we are sold, all purchase rights will become exercisable immediately prior to the sale.

Executive Medical Reimbursement Plan

        Our Executive Medical Reimbursement Plan, which was established by our predecessor in 1975 for the benefit of our executive officers, reimburses participants, their spouses and covered children for medical expenses not covered by our regular group medical plan. In effect, our medical plan provides participants with 100% medical coverage for all allowable medical expenses. At the present time, Dr. Hwang and one former officer are the only individuals covered by the medical plan, and we do not intend to offer the medical plan to any additional executive officers in the future.

REPORT OF THE COMPENSATION COMMITTEE

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Compensation Committee Responsibilities

        The Compensation Committee has the following responsibilities:

  •
  Overseeing our general compensation philosophy and objectives;
  •
  Evaluating the performance of our chief executive officer and other executive officers;
  •
  Establishing the compensation of our chief executive officer;
  •
  Establishing the compensation levels for the other executive officers based, in part, on our chief executive officer's recommendations; and
  •
  Overseeing our stock incentive plans.

Compensation Policy and Programs

        The Compensation Committee's responsibility is to provide a strong and direct link among stockholder values, our financial performance and our executives' compensation through their oversight of the design and implementation of a sound compensation program that will attract and retain highly qualified personnel. Compensation programs are intended to complement our short- and long-term business objectives and to focus executive efforts on the fulfillment of these objectives.

        Each year the Committee conducts a review of our executive officer compensation. Periodically, the Committee establishes target levels of compensation for our executive officers consistent with that of companies comparable in size and complexity, as well as companies which are direct business competitors. After their review of data relating to all aspects of compensation paid by such groups of companies, actual compensation of our executive officers is subject to increase or decrease by the Committee from targeted levels according to our overall performance and the individual's efforts and contributions. A significant portion of executive compensation is directly related to our financial performance and is therefore at risk. Total compensation for our senior management is composed of base salary, near-term incentive compensation in the form of bonuses and long-term incentive compensation in the form of stock options. The Committee retains the discretion to adjust certain items of compensation so long as total compensation reflects overall corporate performance, individual achievement and relative responsibility.

Base Salary

        In establishing base salary levels for executive officer positions, the Committee considers levels of compensation at similarly situated companies and at direct competitors, levels of responsibility and internal issues of consistency and fairness. In determining the base salary of a particular executive, the Committee considers individual performance, including the accomplishment of short- and long-term objectives, and various subjective criteria including initiative, contribution to overall corporate performance and leadership ability. The Committee also considers the recommendations of Dr. Hwang as to the other executive officers.

        In fiscal 2002, the annual base salary of Dr. Hwang was determined by the Committee based upon:

  •
  Comparable chief executive salaries of a peer group of companies and of direct competitors;
  •
  Our overall performance and profitability in fiscal 2001; and

  •
  Dr. Hwang's efforts and contributions to us.

Bonuses

        Our executive officers are eligible for annual bonuses based upon recommendations made by Dr. Hwang (as to the other executive officers) and the Compensation Committee (as to Dr. Hwang) based upon their individual performance and our achievement of certain operating results.

        Amounts of individual awards are based principally upon the results of our financial performance during the prior fiscal year. The actual amount awarded is determined principally by the Committee's and Dr. Hwang's assessment of the individual's contribution to our overall financial performance. Consideration is also given to factors such as any significant increase or decrease in the level of the participant's executive responsibility, and the Committee's and Dr. Hwang's evaluation of the individual's overall efforts and ability to discharge the responsibilities of his or her position.

        The Committee typically awards bonuses to the executive officers each December for their contributions to our performance in the prior fiscal year. In December 2002, the Committee determined that no cash bonuses related to performance in fiscal 2002 should be paid to the five named executive officers.

Stock Options

        In December 2001, our board adopted the 2002 Stock Option Plan. The primary purpose of this plan is to provide incentives and reward the contributions of key employees and officers for the achievement of our long-term performance, as measured by earnings per share and the market value of our common stock. The Committee sets guidelines for the number and terms of stock option awards based on factors similar to those considered in connection with other components of our compensation program, including a comparison with the practices of our peer group companies and direct competitors. If our performance is unsatisfactory, the Committee may decide not to award stock options in any given fiscal year, although exceptions to this policy may be made for individuals who have assumed substantially greater responsibilities and other similar factors. The grants under this plan are designed to align the interests of the executives with those of our stockholders. Generally, stock options under this plan become exercisable as to 25% of the shares covered thereby on the first anniversary of the grant date and as to the balance in 36 cumulative monthly installments following such first anniversary date. The individual forfeits any installment which has not vested during the period of his or her employment.

        The Committee typically awards stock options to the executive officers each December for their contributions to our performance in the prior fiscal year. In December 2002, the Committee awarded stock options covering an aggregate of 139,000 shares under the 2002 Stock Option Plan to Dr. Hwang and Messrs. Jaska, Lemmon and Haney.

Internal Revenue Code Section 162(m)

        Under Section 162 of the Internal Revenue Code, the amount of compensation paid to certain executives that is deductible with respect to our corporate taxes is limited to $1,000,000 annually. It is the current policy of the Committee to maximize, to the extent reasonably possible, our ability to obtain a corporate tax deduction for compensation paid to our executive officers to the extent consistent with our best interests and those of our stockholders.

COMPENSATION COMMITTEE
J. Christopher Lewis Patrick C. Haden

REPORT OF THE AUDIT COMMITTEE

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP the audited consolidated financial statements contained in the Annual Report on Form 10-K for the 2002 fiscal year. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed pursuant to SAS No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit on the consolidated financial statements.

        The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche its independence from the Company and its management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board, and the board has approved, that the audited financial statements be included in the Company's Annual Report on the Form 10-K for the fiscal year ended September 29, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
J. Christopher Lewis (Chairman) Patrick C. Haden James J. Shelton

COMPANY PERFORMANCE

        The following graph shows a comparison of our cumulative total returns with those of the Nasdaq Stock Market (U.S. Companies) Index and our self-constructed Peer Group Index (as defined below). The graph assumes that the value of an investment in our common stock and in each such index was $100 on September 26, 1997, and that all dividends have been reinvested. No cash dividends have been declared on shares of our common stock. Our self-constructed Peer Group Index includes the following companies: Foster Wheeler Inc., Jacobs Engineering Group Inc., Mastec, Inc., TRC Companies, Inc., URS Corporation and Wireless Facilities, Inc. We believe that the companies included in the Peer Group Index are among our primary competitors.

        The comparison in the graph below is based on historical data and is not intended to forecast the possible future performance of our common stock.

Comparison of Cumulative Total Return Among
Tetra Tech, Nasdaq Stock Market (U.S. Companies),
and Tetra Tech's Self-Constructed Peer Group

500
450
400
350
300
250
200
150
100
50
0
Dollars
Fiscal 1998
Fiscal 1999
Fiscal 2000
Fiscal 2001
Fiscal 2002

	Sept. 26, 1997	Oct. 2, 1998	Oct. 1, 1999	Sept. 29, 2000	Sept. 28, 2001	Sept. 27, 2002
Tetra Tech	100.0	131.6	130.5	225.4	174.4	81.5
Nasdaq Stock Market	100.0	97.0	165.5	220.5	90.1	72.7
Peer Index	100.0	50.0	62.0	65.7	34.0	28.9

PROPOSAL NO. 2
APPROVAL OF THE 2003 OUTSIDE DIRECTOR STOCK OPTION PLAN

        On December 13, 2002, our board of directors adopted, subject to stockholder approval, the 2003 Outside Director Stock Option Plan. Under the Outside Director Plan, up to 400,000 shares of our common stock may be issued upon the exercise of stock options granted under this Plan. At the meeting, our stockholders will be asked to approve the Outside Director Plan.

        The Outside Director Plan is intended to replace our existing outside director stock option plan, the 1992 Stock Option Plan for Nonemployee Directors, which terminated in December 2002. Of the 3,726,619 shares authorized to be issued under the Nonemployee Director Plan, as of December 13, 2002, 85,560 shares were subject to outstanding options. No further options may be granted under the Nonemployee Director Plan.

        The Outside Director Plan is attached to this proxy statement as Appendix B and incorporated by reference into this proxy statement.

        For the purpose of the Outside Director Plan, an "Outside Director" is a director who is not currently one of our officers, does not receive compensation from us or any of our subsidiaries except in an amount that would not be required to be disclosed under the rules of the Securities and Exchange Commission and does not possess an interest in any transaction or business relationship with us or any of our subsidiaries that would require such disclosure. Currently, Messrs. Lewis, Haden, Shelton, Whalen and Grant are "Outside Directors" and are eligible to receive stock option grants under the terms of the Outside Director Plan.

General

        Our board believes that the grant of stock options to Outside Directors will assist us in attracting and retaining highly qualified individuals to serve as directors and will align the Outside Directors' compensation more closely with our performance and the performance of our common stock, as well as with the interests of the stockholders. Outside Directors are not eligible to participate in any of our other stock plans.

Grants of Options

        The Outside Director Plan provides that each Outside Director will receive an appointment grant of an option to purchase 2,500 shares of common stock on the first day of the month following the date upon which the Outside Director is first elected as a director. Thereafter, all Outside Directors will also receive annually on the first day of March an annual grant of an option to purchase 8,000 shares of common stock. All options granted to Outside Directors are subject to appropriate and proportionate adjustments in the event of any stock split, stock dividend or other like recapitalization. However, the provision for appointment grants and annual grants of 2,500 shares and 8,000 shares, respectively, is not subject to such adjustment.

        Under the Outside Director Plan, assuming stockholder approval of this Proposal No. 2, Mr. Grant will receive an appointment grant of an option to purchase 2,500 shares of our common stock, effective as of February 1, 2003. Further, each Outside Director (Messrs. Lewis, Haden, Shelton, Whalen and Grant) will receive an annual grant of an option to purchase 8,000 shares of our common stock on March 1, 2003.

Terms of Options

        The option price for Outside Director options is the "Fair Market Value" of the common stock at the time of grant. For this purpose, "Fair Market Value" means the closing price of our common stock on the date of grant.

        Outside Director options are fully exercisable on the first anniversary of the date of grant if the Outside Director has not ceased to be a director prior to such anniversary date, and expire, unless sooner exercised or terminated, ten years following the date of grant.

        If an Outside Director dies or becomes disabled while in office, all of his or her Outside Director options at the time of death or disability will immediately vest and will remain exercisable for the full terms stated in the option agreements evidencing those options. If an Outside Director retires, then no further options vest, but his or her vested options remain exercisable during the full terms of the option agreements evidencing those options. If the holder of an Outside Director option resigns or is replaced as a director for any reason other than death, retirement or disability while holding such an option, then no unexercisable options will vest, and all options will expire on the later of three months from the date he or she ceases to be a director or one year following the date of death if the holder dies during the three-month period.

        Except as otherwise determined by the board, Outside Director options may not be transferred other than by will or the laws of descent and distribution. After the death of the holder of an Outside Director Option, exercisable options may be exercised by any person legally empowered to do so.

        When exercising an Outside Director option, the holder may pay for the shares in cash or with shares of our common stock having a total Fair Market Value equal to the total option price of the shares being purchased. For this purpose, "Fair Market Value" means the closing price of our common stock on the date of exercise.

Amendment or Termination

        Our board may amend or terminate the Outside Director Plan in whole or in part at any time, but no amendment will become effective without the approval of the stockholders if stockholder approval is required in order to comply with the rules of the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934. Unless the stockholders vote to extend the term of the Outside Director Plan, it will expire when there are no longer any options outstanding under the Plan.

Change in Control

        Upon our dissolution or liquidation or upon our reorganization, merger or consolidation with one or more other companies as a result of which we are not the surviving corporation or upon the sale of all or substantially all of our assets, then all Outside Director options become fully vested and exercisable unless provisions are made in connection with such transaction for the continuation of the Outside Director Plan and the assumption or substitution of new options for stock of the successor corporation for the old options by the successor corporation, with appropriate adjustments as to the number and kind of shares and prices.

        The above description summarizes the main provisions of the Outside Director Plan and the options to be granted thereunder. This description does not purport to be complete and is qualified in its entirety by the provisions of the Outside Director Plan. Stockholders are urged to read the Outside Director Plan in its entirety.

Federal Income Tax Consequences

        Outside Directors will not recognize any income upon the receipt of an Outside Director option. Ordinary income will be realized by the holder of the option at the time the option is exercised and the shares are delivered to the holder. The amount of such income will be the difference, if any, between the option price and the fair market value of the shares on the date of exercise. When the holder of stock acquired upon the exercise of an Outside Director option disposes of the shares, the difference between the sales price and the holder's tax basis in such shares will be treated as long or short-term capital gain or loss depending upon the holding period for the shares. Generally, the holder's tax basis in shares acquired upon the exercise of an Outside Director option will be the sum of the amount paid for the shares plus any ordinary income recognized as a result of the exercise of the option.

        In general, we will not be entitled to a federal income tax deduction upon the grant or termination of an Outside Director option or the sale or disposition of the shares acquired upon the exercise of an Outside Director option. However, we will be entitled to a deduction for federal income tax purposes upon the exercise of an Outside Director option equal to the amount of ordinary income that the option holder is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

        The foregoing summary of the effects of federal income taxation upon us and Outside Directors with respect to options granted and shares issued under the Outside Director Plan does not purport to be complete. Each Outside Director is urged to consult with his or her personal tax advisor regarding the federal, state and local tax consequences of participating in the Outside Director Plan.

        We cannot now determine the number of options to be granted in the future under the Outside Director Plan to all current Outside Directors or to each future nominee for election as an Outside Director. During the fiscal year 2002, options to purchase 17,880 shares of common stock were granted to nonemployee directors under the 1992 Stock Option Plan for Nonemployee Directors.

        The closing price of our common stock on the Nasdaq National Market on December 27, 2002 was $12.32 per share.

  Vote Required

        The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to approve this proposal.

Recommendation

        Our board believes that the Outside Director Plan is in our best interests and the best interests of our stockholders and unanimously recommends a vote "FOR" approval of this proposal. Your proxies will be voted for this proposal unless you specifically indicate otherwise.

PROPOSAL NO. 3
RATIFICATION OF APPPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of our board has appointed Deloitte & Touche LLP, certified public accountants, to audit our consolidated financial statements for fiscal year 2003. Deloitte & Touche served as our independent auditors for fiscal year 2002. At the meeting, the stockholders are being asked to ratify the appointment of Deloitte & Touche as our independent auditors for fiscal year 2003. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Representatives of Deloitte & Touche are expected to be present at the meeting and will have the opportunity to respond to appropriate questions and to make a statement if they so desire.

Audit Fees

        Deloitte & Touche billed us aggregate fees of $727,800 for professional services rendered for the audit of our annual financial statements for fiscal year 2002 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2002.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche did not render any services related to financial information systems design and implementation for fiscal year 2002.

All Other Fees

        Aggregate fees billed for all other services rendered by Deloitte & Touche for fiscal year 2002 were $718,301. The Audit Committee considers these services compatible with maintaining Deloitte & Touche's independence.

Vote Required

        The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to approve this proposal.

Recommendation

        Our board believes that ratification of the appointment of Deloitte & Touche LLP is in our best interests and the best interests of our stockholders and unanimously recommends a vote "FOR" approval of this proposal. Your proxies will be voted for this proposal unless you specifically indicate otherwise.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Stockholders are hereby notified that if they wish to have a proposal included in our proxy statement and form of proxy relating to our 2004 annual meeting of stockholders, they must deliver a written copy of their proposal no later than September 20, 2003. Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials. Stockholders who wish to submit a proposal for consideration at our 2004 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8, must deliver a written copy of the proposal no later than December 4, 2003. In either case, proposals should be delivered to Tetra Tech, Inc., 3475 East Foothill Boulevard, Pasadena, California 91107, Attention: Corporate Secretary.

ANNUAL REPORT AND FORM 10-K

        A copy of our 2002 annual report is being mailed to each stockholder of record together with this proxy statement. The 2002 annual report includes our audited financial statements for the fiscal year ended September 29, 2002. Our annual report on Form 10-K includes these financial statements, as well as more detailed information about us and our operations, supplementary financial information and certain schedules. The annual report and Form 10-K are not part of our proxy soliciting material. COPIES OF THE ANNUAL REPORT ON FORM 10-K AND THE DOCUMENTS INCORPORATED BY REFERENCE THEREIN, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT: INVESTOR RELATIONS, TETRA TECH, INC., 3475 EAST FOOTHILL BOULEVARD, PASADENA, CALIFORNIA 91107. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM TETRA TECH UPON PAYMENT TO TETRA TECH OF THE COST OF FURNISHING THEM. THE ANNUAL REPORT ON FORM 10-K AND THE DOCUMENTS INCORPORATED BY REFERENCE THEREIN ARE ALSO AVAILABLE AT WWW.TETRATECH.COM.

OTHER MATTERS

        Our board of directors does not know of any other matters to be presented at the 2003 annual meeting of stockholders. However, if other matters do properly come before the meeting, the board intends that the persons named as proxies in the proxy will vote on them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Richard A. Lemmon Executive Vice President, Administration and Secretary
Pasadena, California January 20, 2003

APPENDIX A

Tetra Tech, Inc.
Board of Directors
Audit Committee Charter

        The Audit Committee is appointed by the Board of Directors (the "Board") of Tetra Tech, Inc. (the "Company"), and is responsible for (i) effective oversight of the Company's financial reporting process and adequacy of internal controls, (ii) independence and performance of the Company's external and internal auditors, and (iii) financial regulatory and legal compliance issues relating to the Company's financial statements.

        The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. In particular, at least one member of the Committee shall have accounting or related financial management expertise. No member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board or any other Board committee, (i) accept any consulting, advisory or other compensatory fee from the Company, or (ii) be an affiliated person of the Company or any subsidiary thereof.

        The Company's independent auditor shall report directly to the Audit Committee, as representatives of the Company's stockholders. The Audit Committee has the authority to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the independent auditor.

        The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In addition, the Company's internal auditors shall report to the Audit Committee.

        The Audit Committee shall make regular reports to the Board.

        The Audit Committee shall:

        1.    Review the annual audited financial statements with management and the independent auditor, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls, that could significantly affect the Company's financial statements; and recommend to the Board inclusion of the financial statements in the Form 10-K.

        2.    Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including, if appropriate, an analysis of the effect of alternative GAAP methods on the Company's financial statements; and resolve any disagreements between management and the independent auditor regarding financial reporting.

        3.    Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the Company's financial statements.

        4.    Review with management and the independent auditor the Company's quarterly financial results prior to the release regarding earnings and the filing of its Form 10-Q; such review shall include the items required by SAS 71 and the Sarbanes-Oxley Act of 2002.

        5.    Review proposed major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

        6.    Appoint the independent auditor, which firm is ultimately accountable and reports to the Audit Committee.

        7.    Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

        8.    Approve the fees to be paid to the independent auditor for audit services.

        9.    Approve, in advance, the retention of the independent auditor for any non-audit service that the independent auditor is not prohibited from providing to the Company, and the fee for such service. A list of non-audit services that the independent auditor is prohibited from providing to the Company is attached as Schedule 1 hereto. Report the approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

        10.  Receive periodic reports from the independent auditor regarding its independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so, take appropriate action to satisfy itself of the independence of the auditor.

        11.  Evaluate the performance of the independent auditor and determine whether the independent auditor should be replaced.

        12.  Set guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

        13.  Review and approve the internal audit team's responsibilities, performance, budget and staffing.

        14.  Be aware of issues on which the national office of the independent auditor was consulted by the Company's audit team, and have the ability to discuss these issues and matters of audit quality and consistency with representatives of the national office.

        15.  Review the significant reports to management prepared by the internal auditing team and management's responses.

        16.  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

        17.  Obtain reports from management and the independent auditor that the Company's subsidiaries (and any other affiliated entities) are in conformity with applicable Securities and Exchange Commission reporting requirements and the Company's operating policies, including disclosures of insider and affiliated party transactions; and review and approve all insider and related-party transactions.

        18.  Review with management, a member of the Company's internal audit team and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

        19.  Review with the independent auditor any problems or difficulties the auditor may have encountered during the course of its audit or otherwise, and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          (a)  any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management;

          (b)  any changes required in the planned scope of the internal audit; and

          (c)  the internal audit staff's responsibilities, performance, budget and staffing.

        20.  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        21.  Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

        22.  Review with the Company's Risk Manager Company policies and procedures with respect to risk assessment and risk management.

        23.  Meet at least quarterly (either in person or by conference telephone) with the chief financial officer, a member of the Company's internal audit team and the independent auditor, in separate sessions, if deemed necessary.

        24.  Retain independent legal, accounting and other experts, as it determines necessary to carry out its duties.

        25.  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

        26.  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval, including the independence of Committee members and satisfaction of the "financial expert" requirement.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Further, it is not the duty of the Audit Committee to conduct investigations, resolve disagreements, if any, between management and the independent auditor, or assure compliance with laws and regulations and the Company's operating policies.

SCHEDULE 1

1.
Bookkeeping or other services related to the accounting records or financial statements of the Company;

2.
Financial information systems design and implementation;

3.
Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.
Actuarial services;

5.
Internal audit outsourcing services;

6.
Management functions or human resources;

7.
Broker or dealer, investment adviser, or investment banking services;

8.
Legal services and expert services unrelated to the audit; and

9.
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

APPENDIX B

Tetra Tech, Inc.
2003 Outside Director Stock Option Plan

  1.    Purpose.

        The purpose of the Tetra Tech, Inc. 2003 Outside Director Stock Option Plan (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors of Tetra Tech, Inc. (the "Company") for the benefit of the Company and its stockholders, and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock.

  2.    Definitions.

        Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

    (a)
    "Annual Grant" shall have the meaning specified in Section 6.

    (b)
    "Appointment Grant" shall have the meaning specified in Section 6.

    (c)
    "Board of Directors" shall mean the Board of Directors of the Company.

    (d)
    "Common Stock" shall mean the Common Stock, $.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

    (e)
    "Company" shall mean Tetra Tech, Inc.

    (f)
    "Disabled" shall mean an Outside Director's inability to perform the duties of a director of the Company by reason of a mental or physical impairment. The following shall constitute conclusive proof that an Outside Director is disabled:

    (i)
    The appointment by a court of competent jurisdiction of a guardian or conservator of the person or estate of an Outside Director; or

    (ii)
    An Outside Director's failure to attend any meetings of the Board during a period of six months by reason of illness or physical injury, as determined by the Board of Directors.

    (g)
    "Fair Market Value" shall mean the closing price of the Common Stock as reported in the composite transactions report of the national securities exchange on which the Common Stock is then listed (the "Exchange"). If such day is a day that the Exchange is not open, then the Fair Market Value shall be determined by reference to the closing price of the Common Stock for the immediately preceding trading day. If at any time the Common Stock is not listed on a national securities exchange, then if the Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the volume weighted daily average of the closing bid and asked prices at the end of regular trading hours quoted on the Nasdaq Stock Market (or similar system) over the ten (10) trading day period ending the trading day before the day the Fair Market Value of the Common Stock is being determined. If at any time the Common Stock is not listed on a national securities exchange or actively traded on the Nasdaq Stock Market (or similar system), the Fair Market Value of the Common Stock shall be the highest price per share the Company could obtain from a willing buyer (not a current employee or director) for a substantially equivalent number of shares of Common Stock sold by the

      Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the Fair Market Value of Common Stock shall be deemed to be the value received by the holders of the Common Stock on a Common Stock equivalent basis pursuant to such merger or acquisition.

    (h)
    "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

    (i)
    "Option" shall mean an Option granted pursuant to this Plan.

    (j)
    "Option Agreement" shall have the meaning specified in Section 7.

    (k)
    "Outside Director" shall have the meaning given the term "Non-Employee Director" by Rule 16b-3 adopted under the 1934 Act.

    (l)
    "Plan" shall mean this Tetra Tech, Inc. 2003 Outside Director Stock Option Plan as set forth herein, as the same may be amended from time to time.

    (m)
    "Retirement" shall mean resignation from or replacement on the Board of Directors after an Outside Director has attained the age of 75 years with a minimum of five years of service on the Board of Directors.

    (n)
    "Tax Date" shall mean the date as of which any federal, state, local or foreign tax is required to be withheld from an Outside Director in connection with the exercise of an Option, or the sale or other disposition of Common Stock acquired upon the exercise of an Option.

  3.    Shares of Common Stock Subject to the Plan.

    (a)
    Subject to the provisions of Section 5, the aggregate number of shares of Common Stock upon which Options may be granted under the Plan shall not exceed 400,000 shares.

    (b)
    The shares to be delivered under the Plan shall be made available, at the discretion of the Board of Directors, from either authorized but unissued shares of Common Stock or previously issued shares reacquired by the Company, including shares purchased in the open market.

    (c)
    If any outstanding Option granted under the Plan expires, lapses, is terminated or is forfeited for any reason, then the unissued shares of Common Stock that were allocable to the unexercised portion of such Option shall again be available for issuance upon exercise of an Option granted under this Plan.

  4.    Administration of the Plan.

    (a)
    The Plan shall be administered by the Board of Directors. The Board of Directors may authorize any officer or officers of the Company to execute and deliver Option Agreements and other documents on behalf of the Company.

    (b)
    Subject to the provisions of the Plan, the Board of Directors is authorized and directed to interpret the Plan, to establish, amend and rescind policies relating to the Plan, to direct the Company to execute agreements and amendments thereto setting forth the terms and conditions of grants of Options under the Plan and to make such other determinations and to take such other actions as are consistent with the Plan and are necessary or appropriate for the administration of the Plan. Notwithstanding the foregoing, the Board of Directors shall not have the authority to make any determination, to adopt any policy or to take any action that would cause grants and exercises under the Plan to cease to be exempt from Section 16(b) of the 1934 Act by virtue of Rule 16b-3, or any successor rule, thereunder.

    (c)
    Any determination, decision or action of the Board of Directors in connection with the construction, interpretation, administration or application of the Plan shall be final, binding and conclusive upon all Plan participants and their transferees, beneficiaries, legal representatives, executors and other successors and assigns and upon all other persons. No member of the Board of Directors, and no other person acting upon the authorization and direction of the Board of Directors, shall be liable for any determination, decision or action made in good faith with respect to the Plan.

    (d)
    The Company shall indemnify and hold harmless the members of the Board of Directors, and other persons who are acting upon the authorization and direction of the Board of Directors, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith, willful misconduct or criminal acts of such persons.

  5.    Adjustment Provisions.

    (a)
    Subject to the provisions of Section 5(b), if the outstanding shares of Common Stock of the Company are subdivided, combined or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect of such shares of Common Stock or other securities, there shall be an appropriate and proportionate adjustment in each of the following: (i) the maximum number and kind of securities provided in Section 3(a) of this Plan, (ii) the number and kind of shares or other securities subject to then outstanding Options, and (iii) the price for each share subject to such outstanding Options, but without change in the aggregate purchase price as to which such Options remain exercisable.

    (b)
    Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more companies as a result of which the Company is not the surviving company, or upon the sale of all or substantially all the assets of the Company, all Options then outstanding under the Plan shall be fully vested and exercisable unless provisions are made in connection with such transaction for the continuation of this Plan and the assumption of or substitution for such Options of new Options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

    (c)
    The adjustment provisions of this Section 5 shall not apply to the number of shares granted pursuant to an Appointment Grant or Annual Grant in accordance with Section 6.

    (d)
    Adjustments under this Section 5 shall be approved by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional interests shall be issued under the Plan on account of any such adjustment.

  6.    Grants of Options to Outside Directors.

        All Outside Directors shall receive Options pursuant to this Plan, as follows:

    (a)
    All Outside Directors who first become Directors after the adoption of this Plan by the Board of Directors shall receive an Option to purchase 2,500 shares of Common Stock (an "Appointment Grant") on the first day of the month following the date upon which they are elected to the Board of Directors.

    (b)
    All Outside Directors during their continuing service as Outside Directors shall also receive annually on each first day of March following their receipt of their Appointment Grant (or, if they were Outside Directors at the time of adoption of this Plan by the Board of Directors, on each first day of March following the adoption of this Plan) an Option to purchase 8,000 shares of Common Stock (an "Annual Grant").

    (c)
    All Options are intended to be non-qualified (non-statutory) stock options.

    (d)
    An Outside Director may, by giving written notice to the Company not less than thirty (30) days prior to the date on which an Option shall be due to be granted:

    (i)
    decline to accept further grants of Options under this Plan; or

    (ii)
    revoke a previous election to decline to accept further grants of Options under this Plan, in which case such Outside Director shall thereafter receive Annual Grants made after such revocation.

        An Outside Director who declines to accept grants of Options under this Plan may not receive anything of value in lieu of such grant, either at the time of such election or at any time thereafter.

  7.    Terms of Outside Director Options.

    (a)
    Option Agreement. Each Option shall be evidenced by a written agreement containing such terms and conditions, not inconsistent with this Plan, as the Board of Directors deems appropriate (an "Option Agreement"). An Option Agreement shall not be effective unless and until it has been executed by a duly authorized officer of the Company and by the Outside Director to whom the Option is being granted.

    (b)
    Option Price. The price of the shares of Common Stock subject to each Outside Director Option shall be the Fair Market Value on the date such Option is granted.

    (c)
    Exercisability.

    (i)
    Each Option shall become fully exercisable on the first anniversary of the date of grant if the Director has not ceased to be a Director of the Company prior to such anniversary date;

    (ii)
    Upon the death or disability of an Outside Director while in office, all Options held by such Director shall vest and become fully exercisable; and

    (iii)
    No Option that has not become exercisable on the date on which the holder thereof ceases to be a Director of the Company for any reason other than the death or disability of the holder shall thereafter become exercisable by such holder or such holder's successors and assigns.

  8.    Expiration of Options.

        An Option may not be exercised after the first to occur of the following events:

    (a)
    Except in the case of an Outside Director who dies or is Disabled, the expiration of three months from the date of the Outside Director's cessation of services as a Director unless the Outside Director dies within said three-month period, in which case the expiration of one year from the date of death;

    (b)
    In the case of the death of an Outside Director while in office, upon the expiration of the terms stated in the Option Agreements held by such Director at the time of death; or

    (c)
    In the case of an Outside Director who is Disabled, upon the expiration of the terms stated in the Option Agreements held by such Director at the time of the disability; or

    (d)
    In the case of the Retirement of an Outside Director, the expiration of the terms stated in the Option Agreements held by such director at the time of retirement.

        An Option may not be exercised to any extent by anyone after the expiration of ten years from the date the Option was granted.

  9.    Exercise of Options.

    (a)
    Following the death or disability of an Outside Director, any exercisable Option may, prior to the time when such Option becomes unexercisable under the provisions of Section 8 be exercised by the Outside Director's personal representative or by any person empowered to do so under court order, or by will or the laws of descent and distribution, unless otherwise determined by the Board of Directors.

    (b)
    An Option may be exercised solely by delivery to the Company of all of the following prior to the time when such Option becomes unexercisable under Section 8:

    (i)
    notice in writing signed by the Outside Director or other person then entitled to exercise such Option, stating that such Option is exercised;

    (ii)
    either:

    (1)
    full payment (in cash or by check) for the shares with respect to which such Option is thereby exercised; or

    (2)
    upon conditions established by the Board of Directors, by the delivery or constructive exchange of shares of Common Stock owned by the Outside Director for such period of time as may be established by the Board of Directors, such shares having a Fair Market Value equal to the aggregate exercise price of the Option being exercised; or

    (3)
    any combination of the consideration provided in the foregoing Subsections (1) and (2);

    (iii)
    in the event the Option is being exercised by any person or persons other than the Outside Director to whom it was originally granted, appropriate proof, reasonably satisfactory to the Company, of the authority of such person or persons to exercise the Option; and

    (iv)
    if income tax withholding on the exercise of an Option is permitted or required, then all or any portion of any federal, state, local or foreign taxes required to be withheld from an Outside Director with respect to the exercise of such Option may be satisfied by the Outside Director's instructing the Company to withhold from the shares of Common Stock that would otherwise be delivered upon exercise of such Option shares of Common Stock with a Fair Market Value on the Tax Date equal to the amount of withholding taxes so to be satisfied.

      (v)
      The foregoing means of satisfying an Outside Director's obligation to pay withholding taxes are subject to the following additional rules and restrictions:

      (1)
      in no event may the amount of withholding taxes to be satisfied exceed the withholding taxes payable by the Outside Director with respect to the Option exercise, computed at the maximum withholding rates applicable to such Outside Director at the time of such election, unless otherwise determined by the Board of Directors; and

      (2)
      each election to use Common Stock to satisfy a withholding tax obligation must either (A) be in a written instrument signed by the Outside Director and stating the number of shares to be withheld or surrendered or a formula pursuant to which such number may be determined and be irrevocable; or (B) otherwise be made in compliance with the Rules and Regulations of the Securities and Exchange Commission under the 1934 Act relating to such elections, as from time to time in effect.

        In no event shall the Company be required to issue fractional shares, and an Option may not be exercised for fewer than 100 shares.

    (c)
    A holder of an Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any shares of Common Stock purchasable upon the exercise of such Option unless and until such Option shall have been exercised and a certificate or certificates evidencing such shares shall have been issued by the Company to such holder.

    (d)
    The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option unless and until all legal requirements applicable to such issuance or delivery have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to such counsel in respect of such matters as such counsel may deem desirable to assure compliance with all applicable legal requirements.

  10.    Restrictions on Transferability.

    (a)
    No Option or interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Outside Director or the Outside Director's successors in interest, as the case may be, or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 10 shall prevent transfers permitted by Section 9(a) or Section 10(b).

    (b)
    Except as otherwise provided by the Board of Directors:

    (i)
    Options granted or awarded pursuant to the Plan shall not be transferable other than by will or by the laws of descent and distribution; and

      (ii)
      during the lifetime of an Outside Director, an Option shall be exercisable only by the Outside Director personally, or by the Outside Director's legal representative.

  11.    Effective Date of the Plan.

        This Plan is conditional upon the approval of the stockholders of the Company, and the Plan shall be null and void if the stockholders do not approve it within twelve (12) months of its approval by the Board of Directors.

  12.    Amendment, Suspension and Termination of Plan.

        Except as provided in this Section 12, the Board of Directors may amend or terminate the Plan at any time and in any respect.

    (a)
    No amendment of the Plan shall become effective without the approval of the Company's stockholders if such approval is required in order to comply with Rule 16b-3 under the Exchange Act or any other applicable law, rule or regulation.

    (b)
    Unless required by applicable law, rule or regulation, no amendment or termination of the Plan shall affect in a material and adverse manner any Option granted prior to the date of such amendment or termination without the written consent of the Outside Director holding such affected Option.

    (c)
    This Plan is intended to comply with all requirements for the exemption from Section 16(b) of the 1934 Act applicable to Outside Directors provided by Rule 16-3 or its successors under the 1934 Act. To the extent any provision of the Plan does not so comply and cannot for any reason be amended by the Board of Directors or the stockholders of the Company so as to comply, the provision shall, to the extent permitted by law and deemed advisable by the Board of Directors, be deemed null and void with respect to the holder of Options granted under this Plan.

  13.    Governing Law.

        This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to its choice of law rules.

  14.    Termination of the Plan.

        Unless previously terminated by the Board of Directors, the Plan shall terminate when there are no longer any Options outstanding.

\*/                DETACH PROXY CARD HERE                \*/
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COMMON STOCK
PROXY
BOARD OF DIRECTORS

TETRA TECH, INC.

        The undersigned hereby appoints Li-San Hwang and Richard A. Lemmon, or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $.01 par value ("Common Stock") of TETRA TECH, INC. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of the Stockholders of the Company to be held at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California 91101 on Tuesday, February 25, 2003 at 10:00 a.m., Pacific Standard Time, and at any and all adjournments thereof, on the proposals set forth below and any other matters properly brought before the Meeting.

Please Detach Here
\*/                You Must Detach This Portion of the Proxy Card                \*/
Before Returning it in the Enclosed Envelope
-------------------------------------------------------------------------------------------------------------------------------------------

The Directors recommend a vote FOR all Nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1.	ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

☐ Li- San Hwang          ☐ James M. Jaska              ☐ J. Christopher Lewis              ☐ Patrick C. Haden              ☐ James J. Shelton
☐ Daniel A. Whalen        ☐ Hugh M. Grant

2.	Approval of the Company's 2003 Outside Director Stock Option Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN
Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3; if specific instructions are indicated, this Proxy will be voted in accordance therewith.
3.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2003.
☐	FOR	☐	AGAINST	☐	ABSTAIN
All proxies to vote at said Meeting or any adjournment thereof heretofore given by the undersigned are hereby revoked. Receipt of Notice of Annual Meeting and Proxy Statement dated January 20, 2003 is acknowledged.
4.	Such other matters as may properly come before the Meeting.
Please mark, sign, date and return this Proxy in the accompanying prepaid envelope. This Proxy is solicited on behalf of the Board of Directors of Tetra Tech, Inc.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:	, 2003
(Signature)
(Signature)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 25, 2003
PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
OWNERSHIP OF SECURITIES
INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
COMPANY PERFORMANCE
Comparison of Cumulative Total Return Among Tetra Tech, Nasdaq Stock Market (U.S. Companies), and Tetra Tech's Self-Constructed Peer Group
PROPOSAL NO. 2 APPROVAL OF THE 2003 OUTSIDE DIRECTOR STOCK OPTION PLAN
PROPOSAL NO. 3 RATIFICATION OF APPPOINTMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
ANNUAL REPORT AND FORM 10-K
OTHER MATTERS
Tetra Tech, Inc. Board of Directors Audit Committee Charter
SCHEDULE 1
Tetra Tech, Inc. 2003 Outside Director Stock Option Plan
TETRA TECH, INC.